UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at the Company’s corporate headquarters in Tampa, Florida on May 25, 2016. 41,696,377 shares of the Company’s common stock, or 94.22% of the shares of the Company’s common stock issued and outstanding on the record date, were present in person or represented by proxy at the Annual Meeting. Summarized below are descriptions of the proposals voted on at the Annual Meeting and the final results of such voting:

Proposal One: Election of directors

As described in the Company’s proxy statement, the Company’s Board of Directors (the “Board”) nominated nine individuals to serve as directors for a one-year term to expire at the Company’s 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified. All such nominees were elected by a majority of the votes cast, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard C. Breon	40,689,905	45,956	2,900	957,616
Kenneth A. Burdick	40,689,281	46,579	2,901	957,616
Carol J. Burt	40,683,720	52,340	2,701	957,616
Roel C. Campos	40,689,875	46,031	2,855	957,616
Kevin F. Hickey	39,587,442	1,148,319	3,000	957,616
Christian P. Michalik	40,572,866	162,895	3,000	957,616
Glenn D. Steele Jr., M.D.	40,681,805	53,955	3,001	957,616
William L. Trubeck	40,689,910	45,850	3,001	957,616
Paul E. Weaver	40,688,854	46,906	3,001	957,616

Proposal Two: Ratification of appointment of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions
41,506,534	188,189	1,654

Proposal Three: Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”)

The Company’s stockholders approved the following resolution (the “Say on Pay Resolution”):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion disclosed in the Company’s 2016 Proxy Statement, is hereby APPROVED.”

The Say on Pay Resolution was approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal at the Annual Meeting as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,689,426	2,042,339	6,996	957,616

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2016	WELLCARE HEALTH PLANS, INC. /s/ Blair W. Todt
Blair W. Todt
Senior Vice President, Chief Legal and Administrative Officer and Secretary